Exhibit 10.7.1

SECOND AMENDMENT TO

PROGRAM AGREEMENT

This Second Amendment to Program Agreement is made and entered into as of the 15th day of June, 2004 (“Effective Date”) by and among Household Bank (SB), N.A. (“Household”), Saks Incorporated (the “Company”) and McRae’s Inc. (“McRae’s”, and together with the Company, the “Saks Companies”) with respect to that certain Program Agreement dated as of April 15, 2003, as amended ( the “Agreement”), by and between Household and the Saks Companies.

WHEREAS, Household and the Saks Companies have negotiated the terms upon which Household will offer debt cancellation, a Household Product, to Cardholders in accordance with Section 3.10 (b) of the Agreement; and

WHEREAS, Household and the Saks Companies wish to amend the Agreement to reflect the negotiated terms upon which Household will offer its t debt cancellation product to Cardholders;

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Household and the Saks Companies do hereby agree as follows:

I.	Section 3.10 (b) is amended by removing the period at the end of the last sentence and adding the following: “and may be reflected on schedules added to this Agreement from time to time by amendment, beginning with Schedule 3.10 (b)(i) and numbered sequentially thereafter.”

II.	Schedule A to this Second Amendment Is added to the Agreement as “Schedule 3.10 (b) (i).”

II.	To the extent the provisions of this Second Amendment are inconsistent with the Agreement, this Second Amendment shall govern.

III.	This Second Amendment supersedes all prior communications regarding the subject matter hereof and shall be binding upon and inure to the benefit of the parties, their respective successors, and assigns.

IV.	All capitalized terms not otherwise defined herein shall have the same meaning afforded them in the Agreement.

V.	Except as amended by this Second Amendment, the terms and conditions of the Agreement remain in full force and effect.

VI.	This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Second Amendment as of the Effective Date set forth above.

HOUSEHOLD BANK (SB), N.A.		SAKS INCORPORATED

By:	/s/ Richard C. Klesse	By:	/s/ Michael Rodgers
	Authorized Representative		Michael Rodgers
Name:	Richard C. Klesse		Executive Vice President of Operations
(print or type)
Title:	Executive Vice President

MCRAE’S, Inc.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President